                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 4, 2003


                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)



    MARYLAND                         001-13417                   13-3950486
(State or Other              (Commission File Number)          (IRS Employer
Jurisdiction of                                              Identification No.)
 Incorporation)

    379 THORNALL STREET, EDISON, NEW JERSEY                   08837
    (Address of Principal Executive Offices)                (ZIP Code)

        Registrant's telephone number, including area code (732) 548-0101
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition":

      On August 4, 2003 Hanover Capital Mortgage Holdings, Inc. issued a press release reporting second quarter 2003 financial results and other information. The press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits

        Exhibit            Description
        -------            -----------
         99.1              Press Release issued August 4, 2003

                            [Signature on following page.]


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Hanover Capital Mortgage Holdings, Inc.


                                       /s/ J. Holly Loux
                                       ------------------------------------
                                       Name:    J. Holly Loux
                                       Title:   Chief Financial Officer and
                                                Treasurer


Date:  August 5, 2003


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
                                  EXHIBIT INDEX

Exhibit               Description
-------               -----------
99.1                  Press Release issued August 4, 2003


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